Exhibit 3.121

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 05/24/1994
944092308 - 2405136

CERTIFICATE OF INCORPORATION

OF

CITATION CORPORATION

1.              The name of the corporation is Citation Corporation (the “Corporation”).

2.              The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.              The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.              The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 35,000,000 shares, divided into 30,000,000 shares of Common Stock, par value $.01 per share (hereinafter referred to as the “Common Stock”) and 5,000,000 shares of preferred stock, par value $.01 per share (herein referred to as the “Preferred Stock”).

A.            Common Stock. The following powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Common Stock of the Corporation are fixed as follows:

(1)              Voting Rights. With respect to all matters to be acted upon by the stockholders of the Corporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the stock transfer books of the Corporation, and all shares shall be voted on a non-cumulative basis.

(2)              Dividends. Dividends on shares of Common Stock shall be payable only out of earnings or assets of the Corporation legally available for the payment of such dividends and only as and when declared by the Board of Directors.

(3)              Rights Upon Dissolution, Etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation available for distribution to the stockholders (whether from capital or surplus) shall be distributed among those of the respective series of the outstanding Preferred Stock, if any, as may be entitled to any preferential amounts and among the respective holders thereof in accordance with the relative rights and preferences, if any, fixed and determined for each such series and the holders thereof by resolution or resolutions of the Board of Directors providing for the issue of each such series of the Preferred Stock. After payment in full of the amounts payable in respect of the Preferred Stock, if any, the holders of the outstanding Common Stock shall be entitled (to the exclusion of the holders of any series of the outstanding Preferred Stock entitled to preferential treatment pursuant to resolutions of the Board of Directors providing for the issue

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thereof) to share ratably on a share-for-share basis as one class of capital stock in all the remaining assets of the Corporation available for distribution to its stockholders.

A merger, consolidation or reorganization of the Corporation with or into one or more corporations, or a sale, lease or other transfer of all or substantially all the assets of the Corporation, that does not result in the termination of the enterprise and distribution of the assets to stockholders, shall not be deemed to constitute a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section (4) notwithstanding the fact that the Corporation may cease to exist or may surrender its Certificate of Incorporation.

(B) Preferred Stock.

(1) The Preferred Stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided. The Board of Directors is hereby expressly authorized, by resolution or resolutions, from time to time adopted providing for the issuance of Preferred Stock, to divide the Preferred Stock into series and to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, voting powers, if any, preferences and relative, participating, optional and other special rights of the shares of each series of the Preferred Stock, and the qualifications, limitations and restrictions thereof, including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors may make specific provisions:

(a)                                 the distinctive name and any serial designation;

(b)                                 the annual dividend rate or rates and the dividend payment dates;

(c)                                  with respect to the declaration and payment of dividends upon each series of the Preferred Stock, whether such dividends are to be cumulative or non-cumulative, preferred, subordinate or equal to dividends declared and paid upon other series of the Preferred Stock or upon any other shares of stock of the Corporation, and the participating or other special rights, if any, of such dividends;

(d)                                 the redemption provisions, if any, with respect to any series, and if any series is subject to redemption, the manner and time of redemption and the redemption price or prices;

(e)                                  the amount or amounts of preferential or other payment to which any series is entitled over any other series or over the Common Stock on voluntary or involuntary dissolution, liquidation or winding-up;

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(f)                              any sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or for shares of the Common Stock;

(g)                             any conversion, exchange, purchase or other privileges to acquire shares of any other series of the Preferred Stock or the Common Stock;

(h)                            the number of shares of such series; and

(i)                                the voting rights, if any, of such series; provided, however, that the Board of Directors, in any resolutions creating any series of the Preferred Stock, may not establish the rights, preferences and powers of such series in a manner that establishes greater voting rights per share than the voting rights per share of the holders of the Common Stock.

Each share of each series of the Preferred Stock shall have the same relative rights and be identical in all respects with all other shares of the same series.

(2)              Before the Corporation shall issue any shares of the Preferred Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the Corporation pursuant to the foregoing authority vested in the Board of Directors shall be made, filed and recorded in accordance with the General Corporation Law of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its Chairman of the Board, President or a Vice President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be kept on file at the principal office of the Corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

(3)              Shares of any series of the Preferred Stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise, may, as may be provided by resolution or resolutions of the Board of Directors and in accordance with the General Corporation Law of Delaware, be returned to the status of authorized but unissued Preferred Stock, undesignated as to series, or to the status of authorized but unissued Preferred Stock of the same series.

(4)              Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issue thereof or the General Corporation Law of Delaware, the number of authorized shares of any series of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the

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Board of Directors, and the execution, filing and recording of a certificate, setting forth that such increase or decrease has been authorized by the Board of Directors, in accordance with the General Corporation Law of Delaware. In case the number of authorized shares of any such series of the Preferred Stock shall be decreased in accordance with the immediately preceding sentence, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of the authorized but unissued Preferred Stock, undesignated as to series.

(5)              The name and mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS

Thomas A. Ritchie	312 North 23rd Street
Birmingham, Alabama 35203

(6)              The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

NAME	MAILING ADDRESS

T. Morris Hackney	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

Hugh G. Weeks	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

R. Conner Warren	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

(7)              The Board of Directors is empowered to make, alter or repeal the by-laws of the Corporation.

(8)              No holder of any share or shares of any class of stock of the Corporation shall have a preemptive right to subscribe for any shares of any class of stock of the Corporation, whether now or hereafter authorized, including treasury shares, or for any securities convertible into or carrying any optional rights to purchase or subscribe for any shares of stock of any class of the Corporation now or hereafter authorized, provided, however, that no provision of this Certificate of Incorporation shall be deemed to deny the Board of Directors the right, in its discretion, to grant to the holders of the shares of any class of stock at any time outstanding the right to purchase or subscribe for shares of stock of any class or any other securities of the Corporation now or hereafter authorized at such prices and upon such other terms and conditions as the Board of Directors, in its discretion, may fix.

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(9)         Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement, and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

(10)           The business and affairs of the Corporation shall be managed by the Board of Directors, and the election of directors need not be conducted by written ballot unless required by the by-laws of the Corporation.

(11)           The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

(12)           A director of the Corporation, and any other person or persons who, pursuant to a provision of this Certificate of Incorporation in accordance with subsection (a) of Section 141 of the General Corporation Law of the State of Delaware, exercise or perform any of the powers or duties otherwise conferred or imposed upon the Board of Directors by the General Corporation Law of the State of Delaware (collectively hereinafter, a “director”), shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for a breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or may be hereafter amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the full extent permitted by the General Corporation Law of the State of Delaware, as amended. Any repeal or modification of this Section 12 by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

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(13)           Each person who was or is made a party is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent or in any other capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the Corporation agent), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in the paragraph below with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking to enforce rights to indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified under this Section or otherwise.

If a claim under the foregoing paragraph of this Section is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify

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the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive or any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, has caused this certificate to be made, hereby declaring and certifying that the facts herein stated are true, and accordingly has caused this certificate to be signed and sealed this 23rd day of May, 1994.

/s/ Thomas A. Ritchie
THOMAS A. RITCHIE

This instrument prepared by: Thomas A. Ritchie, Ritchie & Rediker, P.C., 312 North 23rd Street, Birmingham, Alabama 35203.

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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 06/14/1994
944107126 - 2405136

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
BEFORE PAYMENT OF CAPITAL
OF
CITATION CORPORATION
CHANGING NAME TO CITATION DELAWARE CORPORATION

I, the undersigned, being the sole incorporator of Citation Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DO HEREBY CERTIFY:

FIRST: That Section numbered 1 of the Certificate of Incorporation be and it is hereby amended to read as follows:

1. The name of the corporation is Citation Delaware Corporation (the “Corporation”).

SECOND: That the corporation has not received any payment for any of its stock. No shares have been issued.

THIRD: The Board of Directors named in the Certificate of Incorporation have not yet been elected.

FOURTH: That the amendment was duly adopted in accordance with the provisions of section 241 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, I have signed this certificate this 13th day of June, 1994.

/s/ Thomas A. Ritchie
THOMAS A. RITCHIE

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:00 AM 07/01/1994
944121607 - 2405136

AGREEMENT OF MERGER

MERGING

CITATION CORPORATION
(an Alabama corporation)

INTO

CITATION DELAWARE CORPORATION
(a Delaware corporation)

AND CHANGING NAME OF CITATION DELAWARE CORPORATION

TO

CITATION CORPORATION

This Agreement of Merger and Plan of Reorganization dated as of the 1st day of July, 1994, is entered into by and among Citation Delaware Corporation, a corporation organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as “Surviving Company”) and Citation Corporation, a corporation organized and existing under the laws of the State of Alabama (hereinafter sometimes called “Merging Company”).

RECITALS

The registered office of the Surviving Company is in the State of Delaware, located at 1209 Orange Street, in the City of Wilmington, County of New Castle, and The Corporation Trust Company is its registered agent thereat.

The registered office of the Merging Company is in the State of Alabama located at 312 North 23rd Street, Birmingham, Alabama 35203 and Thomas A. Ritchie is the registered agent thereat.

The authorized capital stock of the Surviving Company consists of 35,000,000 shares, of which 30,000,000 shares are Common Stock with a par value of $.01 per share and 5,000,000 shares are Preferred Stock with a par value of $.01 per share of which authorized shares there are 8,930,000 shares of Common Stock outstanding and no shares of Preference Stock outstanding.

The authorized capital stock of the Merging Company consists of 10,000,000 shares of Common Stock, par value $0.01 per share, 8,930,000 of which are outstanding.

Each stockholder of the Merging Company owns the identical number of the outstanding shares of the Surviving Company as he owns in the Merging Company.

The Board of Directors and stockholders of each of the said corporations deem it to be to the benefit and advantage of the said corporations and their stockholders to enter into this Agreement under and pursuant to the provisions of Section 252 of the General Corporation Law of Delaware, and Article 5 of the Alabama Business Corporation Act Section 10-2-146;

NOW, THEREFORE, in consideration of the premises and the mutual agreements, provisions, covenants and grants herein contained, it is hereby agreed by and between the parties hereto in accordance with the laws of the State of Delaware and the State of Alabama that the Merging Company shall be, and hereby is merged with and into the Surviving Company.

The parties hereto by these presents agree to and prescribe a plan of merger containing the terms and conditions of the said merger, the mode of carrying the same into effect, and the manner of converting the shares of the Merging Company into shares of the Surviving Company which plan, terms and conditions, mode of carrying the same into effect and manner of conversion the said parties hereto do mutually and severally covenant to observe, keep and perform, that is to say:

ARTICLE I

The Surviving Company and the Merging Company (sometimes herein referred to together as the “Constituent Corporations”) shall be a single corporation, which shall be the Surviving Company. The Surviving Company shall be the corporation continuing after the merger, and the separate existence of the Merging Company shall cease. The principal place of business of the Surviving Company in the State of Alabama shall be Birmingham, Alabama.

ARTICLE II

The directors of the Surviving Company, as the same shall be on the effective date of the merger, shall continue to serve as directors of the Surviving Company until their respective successors shall be elected and qualified in accordance with the provisions of the bylaws of the Surviving Company. The officers of the Surviving Company, as the same shall be on the effective date of the merger, shall continue to serve as officers of the Surviving Company at the pleasure of the Board of Directors of the Surviving Company.

ARTICLE III

Upon the date that this Agreement of Merger is filed with both the Secretary of State of Alabama and the Secretary of State of Delaware (hereinafter sometimes called “the Effective Date”), the Certificate of Incorporation of the Surviving Company, as filed in the office of the Secretary of State of Delaware, as amended hereby to change the name of the Surviving Company to “Citation Corporation”, shall be the Certificate of Incorporation of the Surviving Company, until amended as provided by law. The name of the Surviving Company shall be “Citation Corporation”.

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ARTICLE IV

The Surviving Company shall be governed by the laws of the State of Delaware.

ARTICLE V

The manner of converting the capital stock of each of the Constituent Corporations into the capital stock of the Surviving Company shall be as follows:

All of the issued and outstanding shares of the stock of the Merging Company shall be canceled and no issued and outstanding shares of stock of the Surviving Company shall be canceled and no shares of stock of the Merging Company or the Surviving Company shall be issuable or issued by reason of the merger.

ARTICLE VI

(a)              Upon the effectiveness of the merger, the Surviving Company shall possess all the rights, privileges, powers, immunities and franchises, as well of a public as of a private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, including all contracts, trademarks, trademark registrations, and applications for registration of trademarks, and all debts due on whatever account, including subscriptions to shares, and all other chosen in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be transferred and invested in the Surviving Company without further act or deed; and the title to all real estate, or any interest therein, whether by deed or otherwise, vested in either of the Constituent Corporations shall be vested in the Surviving Company by reason of the merger.

(b)              Upon the effective date of the merger, the Surviving Company shall be responsible and liable for all liabilities and obligations of each of the Constituent Corporations; and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the merger had not taken place, or the Surviving Company may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the merger.

(c)               All corporate acts, plans, policies, contracts, approvals and authorizations of the Merging Company, its stockholders, Board of Directors, committees elected or appointed by the Board of Directors, officers and agents, which were valid and effective immediately prior to the effectiveness of the merger shall be taken for all purposes as the acts, plans, policies, approvals and authorizations of the Surviving Company and shall be as effective and binding thereon as the same were with respect to the Merging Company.

(d)              The bylaws of the Surviving Company as existing and constituted immediately prior to the merger becoming effective shall be and constitute the bylaws of the Surviving Company,

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until the same shall thereafter be altered, amended, or repealed in accordance with law, the Certificate of Incorporation, and said bylaws.

ARTICLE VII

The Surviving Company shall pay all expenses of this merger.

ARTICLE VIII

The Surviving Company reserves the right to amend, alter, change or repeal any provision contained in its Certificate of Incorporation or in this Agreement, in the manner now or hereafter prescribed by statute, and all rights conferred upon the stockholders of the Surviving Company are granted subject to this reservation.

ARTICLE IX

(a)              When this Agreement of Merger shall have been finally consented to by the stockholders of each of the Constituent Corporations, the same, together with the certificate of the Secretary of each of the Constituent Corporations under their respective corporate seals, stating the fact of such adoption and the manner thereof, shall be filed in the office of the Secretary of State of Delaware, with a copy thereof being recorded in the office of the Recorder of Deeds of New Castle County, Delaware, and shall be filed in the office of the Secretary of State of the State of Alabama. When such has been done, this Agreement of Merger shall thenceforth be taken and deemed to be the agreement and act of merger of the Constituent Corporations for all purposes, and the Constituent Corporations shall be one corporation, which shall be the Surviving Company, and the separate existence of the Merging Company thereupon shall cease. The Effective Date of the merger shall be the date upon which this Agreement of Merger has been filed with both the Secretary of State of Delaware and the Secretary of State of the State of Alabama.

(b)              The Surviving Company hereby agrees with the Secretary of State of the State of Alabama that it may be served with process in the State of Alabama in any proceeding for the enforcement of any obligations of the Merging Company and in any proceeding for the enforcement of the rights of a dissenting shareholder of the Merging Company against the Surviving Company and that it will promptly pay to the dissenting shareholders of the Merging Company the amount, if any, to which they shall be entitled under the provisions of the Law of Alabama with respect to the rights of dissenting shareholders. The Surviving Company does hereby irrevocably appoint the Secretary of State of the State of Alabama as its agent to accept service of process in any proceeding referred to in this subsection; the complete address to which the service of process in any such proceeding shall be mailed, until written notification from the Surviving Company to the Secretary of State of the State of Alabama shall have been received, is: Mr. Thomas A. Ritchie, 312 North 23rd Street, Birmingham, Alabama 35203.

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ARTICLE X

At any time prior to the filing of this Agreement with either of the said Secretaries of State, this Agreement may be terminated by the Board of Directors of either of the Constituent Corporations, notwithstanding the approval of this Agreement by the stockholders of all or any of the Constituent Corporations.

IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement of Merger and Plan of Reorganization to be signed in their respective corporate names by their respective Presidents and their respective corporate seals to be hereunto affixed and to be attested by their respective Secretaries, all as of the day and year first above written.

ATTEST:	CITATION DELAWARE CORPORATION
a Delaware corporation

/s/ R. Conner Warren	By:	/s/ T. Morris Hackney
Secretary		President

ATTEST:	CITATION CORPORATION
an Alabama corporation

/s/ R. Conner Warren	By:	/s/ T. Morris Hackney
Secretary		President

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CERTIFICATE

I, T. Morris Hackney, as President of Citation Delaware Corporation, a corporation organized and existing under the laws of the State of Delaware (herein called “the Corporation”), hereby certify, as such President and under the seal of the Corporation, that the Plan of Merger contained in the Agreement of Merger and Plan of Reorganization to which this Certificate is attached has been duly approved by a resolution duly adopted by the Board of Directors of the Corporation and, after execution on behalf of the parties thereto, has been duly adopted pursuant to Section 252 of the General Corporation Law of Delaware, by the written consent of the holders of all of the Common Stock of the Corporation which is issued and outstanding.

WITNESS my hand, under the seal of the Corporation the 1st day of July, 1994.

/s/ T. Morris Hackney
As President of
Citation Delaware Corporation,
a Delaware corporation

CERTIFICATE

I, T. Morris Hackney, as President of Citation Corporation, a corporation organized and existing under the laws of the State of Alabama (hereinafter called “the Corporation”), hereby certify, as such President and under the seal of the Corporation, that the Plan of Merger contained in the Agreement of Merger and Plan of Reorganization to which this Certificate is attached, has been duly approved by a resolution duly adopted by the Board of Directors of the Corporation, and, after execution on behalf of the parties thereto, has been duly approved pursuant to Section 10-2A-142 of the Alabama Business Corporation Act, by the written consent of the holders of all of the capital stock of the Corporation which is issued and outstanding.

WITNESS my hand under the seal of the Corporation, the 1st day of July, 1994.

/s/ T. Morris Hackney
As President of
Citation Corporation,
an Alabama corporation

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CERTIFICATE

The above Agreement of Merger having been executed on behalf of each corporate party thereto and having been adopted separately by each corporate party thereto in accordance with the provisions of the General Corporate Law of the State of Delaware and the Law of Alabama, the President of each corporate party thereto does now hereby execute the said Agreement of Merger and the Secretary of each corporate party thereto does now hereby attest the said Agreement of Merger as the respective act, deed and agreement of each of said Corporations on the 1st day of July, 1994.

ATTEST:	CITATION DELAWARE CORPORATION
a Delaware corporation

/s/ R. Conner Warren	By:	/s/ T. Morris Hackney
Secretary		President

ATTEST:	CITATION CORPORATION
an Alabama corporation

/s/ R. Conner Warren	By:	/s/ T. Morris Hackney
Secretary		President

This instrument was prepared by Thomas A. Ritchie whose address is 312 North 23rd Street, Birmingham, Alabama 35203.

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CERTIFICATE OF DESIGNATIONS

of

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

of

Citation Corporation

Pursuant to Section 151 of the General Corporation law
of the State of Delaware

Citation Corporation, a corporation organized and existing under the General Corporation law of the State of Delaware, in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the said Corporation, the said Board of Directors on November 25, 1998 adopted the following resolution creating a series of 300,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock”:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation in accordance with the provisions of the Certificate of Incorporation, a series of Preferred Stock, par value $0.01 per share, of the Corporation be and hereby is created, and that the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of such series and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Preferred Stock

1.             Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall he 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:00 PM 12/01/1998
981459422 - 2405136

2.             Dividends and Distribution.

(A)            Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on such quarterly dates as shall be determined by the Corporation’s Board of Directors in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 100. In the event the Corporation shall at any time after November 25, 1998 (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)            The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)            Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly

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Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding, The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof.

3.             Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the. following voting rights:

(A)            Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B)            Except as required by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.             Certain Restrictions.

(A)          Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)            declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)           declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)          purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or

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by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)          The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.             Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of Preferred Stock and may be reissued as part of anew series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.             Liquidation, Dissolution or Winding Up. (A) Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) the Adjustment Number. Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of (1) Series A Junior Participating Preferred Stock and (2) Common Stock, respectively, (a) holders of Series A Junior Participating Preferred Stock and (b) holders of shares of Common Stock shall, subject to the prior rights of all other series of Preferred Stock, if any, ranking prior thereto, receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to (x) the Series A Junior Participating Preferred Stock and (y) the Common Stock, on a per share basis, respectively.

(B)          In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in

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proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)            Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.             Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.             No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Company.

9.             Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.          Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.          Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

IN WITNESS WHEREOF, the undersigned has executed this Certificate this 30th day of November, 1998.

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ATTEST:	CITATION CORPORATION

/s/ Stanley B. Atkins	By:	/s/ Frederick F. Sommer
Name: Stanley B. Atkins	Name:	Frederick F. Sommer
Title: Vice President and Corporate Secretary	Title:	President and Chief Executive Officer

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STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:35 PM 12/01/1999
991511323 - 2405136

CERTIFICATE OF MERGER

OF

RSJ ACQUISITION CO.

WITH AND INTO

CITATION CORPORATION

(Under Section 251 of the General

Corporation Law of the State of Delaware)

Citation Corporation, a Delaware corporation, hereby certifies that:

1.              The name and state of incorporation of each of the constituent corporations is as follows:

(a)                            RSJ Acquisition Co., a Delaware corporation (“Merger Co.”); and

(b)                            Citation Corporation, a Delaware corporation (the “Company”).

2.              The Agreement and Plan of Merger and Recapitalization, dated as of June 24, 1999, by and between Merger Co. and the Company, as amended by Amendment No. 1 to the Agreement and Plan of Merger and Recapitalization, dated as of September 3, 1999, by and between Merger Co. and the Company, and Amendment No. 2 to the Agreement and Plan of Merger and Recapitalization, dated as of October 12, 1999, by and between Merger Co. and the Company (the “Agreement and Plan of Merger”) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 251 (and, with respect to Merger Co., by the written consent of its sole stockholder in accordance with Section 228) of the General Corporation Law of the State of Delaware.

3.              The name of the surviving corporation is Citation Corporation (the “Surviving Corporation”).

4.              The Certificate of Incorporation of the Company as in effect immediately prior to the merger shall be the Certificate of Incorporation of the Surviving Corporation.

5.              The executed Agreement and Plan of Merger is on file at the principal place of business of the Surviving Corporation at 2 Office Park Circle, Suite 204, Birmingham, Alabama 35223.

6.              A copy of the Agreement and Plan of Merger will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of any constituent corporation.

IN WITNESS WHEREOF, the Company has caused this certificate to be signed as of the 30th day of November, 1999.

CITATION CORPORATION

By:	/s/ Frederick F. Sommer
Name: Frederick F. Sommer
Office: President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 04:54 PM 12/15/2003
FILED 04:54 PM 12/15/2003
SRV 030806485 - 2405136 FILE

CERTIFICATE OF MERGER

of

CITATION HOLDING MERGER SUB, INC.

with and into

CITATION CORPORATION

(Pursuant to Section 251 of the

General Corporation Law of the State of Delaware)

Citation Corporation, a Delaware corporation,

DOES HEREBY CERTIFY:

FIRST:                                                        That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

Name	State of Incorporation

Citation Holding Merger Sub, Inc.	Delaware
Citation Corporation	Delaware

SECOND:                                         That an agreement of merger (contained in an Agreement and Plan of Merger, dated as of December 15, 2003, by and among Citation Holding Company, a Delaware corporation, Citation Holding Merger Sub, Inc., a Delaware corporation and Citation Corporation, a Delaware corporation (the “Agreement and Plan of Merger”)) has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

THIRD:                                                   That the name of the surviving corporation of the merger is Citation Corporation.

FOURTH:                                        That, upon the effectiveness of the merger, in accordance with the provisions of the Agreement and Plan of Merger, the Certificate of Incorporation of the surviving corporation shall be amended and restated so as to read in its entirety in the form attached hereto as Exhibit A.

FIFTH:                                                       That the executed Agreement and Plan of Merger (containing the agreement of merger) is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SIXTH:                                                     That a copy of the Agreement and Plan of Merger (containing the agreement of merger) will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

SEVENTH:                                 That the merger shall become effective immediately upon the filing of this certificate with the Secretary of State of the State of Delaware in accordance with Section 251 and Section 103 of the General Corporation Law of the State of Delaware.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Citation Corporation has caused this Certificate of Merger to be executed in its corporate name on this 15th day of December, 2003.

CITATION CORPORATION

By:	/s/ Charles P. Bloome
Name:	Charles P. Bloome
Title:	Vice President

EXHIBIT A

[AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF THE SURVIVING CORPORATION]

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CITATION CORPORATION

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Citation Corporation (the “Corporation”), incorporated on May 24, 1994 and organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST:                                          The Board of Directors of the Corporation adopted a resolution proposing and declaring advisable that the Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as set forth in paragraph FOURTH of this Amended and Restated Certificate of Incorporation.

SECOND:                           This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

THIRD:                                     Pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, the said Board of Directors on November 25, 1998 adopted resolutions creating a series of 300,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock,” the certificate of designations of which is attached hereto as Exhibit A and incorporated into this Amended and Restated Certificate of Incorporation in its entirety.

FOURTH:                          The Corporation hereby amends and restates its Certificate of Incorporation, in accordance with and pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, to read in its entirety (including Exhibit A hereto) as follows:

1.              The name of the corporation is Citation Corporation (the “Corporation”).

2.              The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.                   The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.                   The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 35,000,000 shares, divided into 30,000,000 shares of Common Stock, par value $.01 per share (hereinafter referred to as the “Common Stock”) and 5,000,000 shares of preferred stock, par value $.01 per share (herein referred to as the “Preferred Stock”).

(A) Common Stock. The following powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Common Stock of the Corporation are fixed as follows:

(i)                                     Voting Rights. With respect to all matters to be acted upon by the stockholders of the Corporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the stock transfer books of the Corporation, and all shares shall be voted on a non-cumulative basis.

(ii)                                  Dividends. Dividends on shares of Common Stock shall be payable only out of earnings or assets of the Corporation legally available for the payment of such dividends and only as and when declared by the Board of Directors.

(iii)                               Rights Upon Dissolution, Etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation available for distribution to the stockholders (whether from capital or surplus) shall be distributed among those of the respective series of the outstanding Preferred Stock, if any, as may be entitled to any preferential amounts and among the respective holders thereof in accordance with the relative rights and preferences, if any, fixed and determined for each such series and the holders thereof by resolution or resolutions of the Board of Directors providing for the issue of each such series of the Preferred Stock. After payment in full of the amounts payable in respect of the Preferred Stock, if any, the holders of the outstanding Common Stock shall be entitled (to the exclusion of the holders of any series of the outstanding Preferred Stock entitled to preferential treatment pursuant to resolutions of the Board of Directors providing for the issue thereof) to share ratably on a share-for-share basis as one class of capital stock in all the remaining assets of the Corporation available for distribution to its stockholders.

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A merger, consolidation or reorganization of the Corporation with or into one or more corporations, or a sale, lease or other transfer of all or substantially all the assets of the Corporation, that does not result in the termination of the enterprise and distribution of the assets to stockholders, shall not be deemed to constitute a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section (4) notwithstanding the fact that the Corporation may cease to exist or may surrender its Certificate of Incorporation.

(B) Preferred Stock.

(1)                                 The Preferred Stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided. The Board of Directors is hereby expressly authorized, by resolution or resolutions, from time to time adopted providing for the issuance of Preferred Stock, to divide the Preferred Stock into series and to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, voting powers, if any, preferences and relative, participating, optional and other special rights of the shares of each series of the Preferred Stock, and the qualifications, limitations and restrictions thereof, including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors may make specific provisions:

(a)                                      the distinctive name and any serial designation;

(b)                                      the annual dividend rate or rates and the dividend payment dates;

(c)                                       with respect to the declaration and payment of dividends upon each series of the Preferred Stock, whether such dividends are to be cumulative or non-cumulative, preferred, subordinate or equal to dividends declared and paid upon other series of the Preferred Stock or upon any other shares of stock of the Corporation, and the participating or other special rights, if any, of such dividends;

(d)                                      the redemption provisions, if any, with respect to any series, and if any series is subject to redemption, the manner and time of redemption and the redemption price or prices;

(e)                                       the amount or amounts of preferential or other payment to which any series is entitled over any other series or over the Common Stock on voluntary or involuntary dissolution, liquidation or winding-up;

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(f)                                   any sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or for shares of the Common Stock;

(g)                                  any conversion, exchange, purchase or other privileges to acquire shares of any other series of the Preferred Stock or the Common Stock;

(h)                                 the number of shares of such series; and

(i)                                     the voting rights, if any, of such series; provided, however, that the Board of Directors, in any resolutions creating any series of the Preferred Stock, may not establish the rights, preferences and powers of such series in a manner that establishes greater voting rights per share than the voting rights per share of the holders of the Common Stock.

Each share of each series of the Preferred Stock shall have the same relative rights and be identical in all respects with all other shares of the same series.

(2)                                 Before the Corporation shall issue any shares of the Preferred Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the Corporation pursuant to the foregoing authority vested in the Board of Directors shall be made, filed and recorded in accordance with the General Corporation Law of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its Chairman of the Board, President or a Vice President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be kept on file at the principal office of the Corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

(3)                                 Shares of any series of the Preferred Stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise, may, as may be provided by resolution or resolutions of the Board of Directors and in accordance with the General Corporation Law of Delaware, be returned to the status of authorized but unissued Preferred Stock, undesignated as to series, or to the status of authorized but unissued Preferred Stock of the same series.

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(4)                                 Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issue thereof or the General Corporation Law of Delaware, the number of authorized shares of any series of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors, and the execution, filing and recording of a certificate, setting forth that such increase or decrease has been authorized by the Board of Directors, in accordance with the General Corporation Law of Delaware. In case the number of authorized shares of any such series of the Preferred Stock shall be decreased in accordance with the immediately preceding sentence, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of the authorized but unissued Preferred Stock, undesignated as to series.

5.                   The name and mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS

Thomas A Ritchie	312 North 23rd Street
Birmingham, Alabama 35203

6.                   The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

NAME	MAILING ADDRESS

T. Morris Hackney	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

Hugh G. Weeks	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

R. Conner Warren	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

7.                   The Board of Directors is empowered to make, alter or repeal the bylaws of the Corporation.

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8.              No holder of any share or shares of any class of stock of the Corporation shall have a preemptive right to subscribe for any shares of any class of stock of the Corporation, whether now or hereafter authorized, including treasury shares, or for any securities convertible into or carrying any optional rights to purchase or subscribe for any shares of stock of any class of the Corporation now or hereafter authorized, provided, however, that no provision of this Certificate of Incorporation shall be deemed to deny the Board of Directors the right, in its discretion, to grant to the holders of the shares of any class of stock at any time outstanding the right to purchase or subscribe for shares of stock of any class or any other securities of the Corporation now or hereafter authorized at such prices and upon such other terms and conditions as the Board of Directors, in its discretion, may fix.

9.              Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement, and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

10.       The business and affairs of the Corporation shall be managed by the Board of Directors, and the election of directors need not be conducted by written ballot unless required by the by-laws of the Corporation.

11.       The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

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12.            A director of the Corporation, and any other person or persons who, pursuant to a provision of this Certificate of Incorporation in accordance with subsection (a) of Section 141 of the General Corporation Law of the State of Delaware, exercise or perform any of the powers or duties otherwise conferred or imposed upon the Board of Directors by the General Corporation Law of the State of Delaware (collectively hereinafter, a “director”), shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for a breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or may be hereafter amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the full extent permitted by the General Corporation Law of the State of Delaware, as amended. Any repeal or modification of this Section 12 by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

13.            Each person who was or is made a party is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent or in any other capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the Corporation agent), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, (but, in the case of any such amendment., only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection

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therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in the paragraph below with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking to enforce rights to indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified under this Section or otherwise.

If a claim under the foregoing paragraph of this Section is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive or any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

14.       In accordance with Section 251(g)(7) of the General Corporation Law of the State of Delaware as in effect on the date of filing of this Amended and Restated Certificate of Incorporation, any act or transaction by or involving the Corporation, other than the election or removal of directors, that requires for its adoption under the General Corporation Law of the State of Delaware or this Certificate of Incorporation the approval of the stockholders of the Corporation shall require, in addition, the approval of the stockholders of Citation Holding Company (or any successor by merger) by the same vote as is required under the General Corporation Law of the State of Delaware and/or this Amended and Restated Certificate of Incorporation.

15.       There shall be a series of 300,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock,” the certificate of designations of which is attached hereto as Exhibit A and incorporated into this Certificate of Incorporation in its entirety.

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IN WITNESS WHEREOF, Citation Corporation has caused this Amended and Restated Certificate of Incorporation of the Corporation to be signed by the undersigned this 15th day of December, 2003.

CITATION CORPORATION

			By:	/s/ Charles P. Bloome
				Name:	Charles P. Bloome
				Title:	Vice President

ATTEST:

By:	/s/ Geoffrey A. Bell
	Name:	Geoffrey A. Bell
	Title:	Assistant Secretary

Amended and Restated Certificate of Incorporation of Citation Corporation

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Exhibit A

Series A Junior Participating Preferred Stock

1.                                      Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.                                      Dividends and Distribution.

(A)                               Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on such quarterly dates as shall be determined by the Corporation’s Board of Directors in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 100. In the event the Corporation shall at any time after November 25, 1998: (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the

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Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)                               The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)                               Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof

3.                                      Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)                               Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B)                               Except as required by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

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4.                                      Certain Restrictions.

(A)                               Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)                                     declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)                                  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)                                    purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)                               The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.                                      Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of

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Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.                                      Liquidation, Dissolution or Winding Up.

(A)                          Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) the Adjustment Number. Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of (1) Series A Junior Participating Preferred Stock and (2) Common Stock, respectively, (a) holders of Series A Junior Participating Preferred Stock and (b) holders of shares of Common Stock shall, subject to the prior rights of all other series of Preferred Stock, if any, ranking prior thereto, receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to (x) the Series A Junior Participating Preferred Stock and (y) the Common Stock, on a per share basis, respectively.

(B)                          In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)                          Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into

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or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.                                 Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.                                 No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Company.

9.                                 Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.                          Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.                          Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

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State of Delaware
Secretary of State
Division of Corporations
Delivered 04:54 PM 12/15/2003
FILED 04:54 PM 12/15/2003
SRV 030806491 - 2405136 FILE

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CITATION CORPORATION

Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware

Citation Corporation (the “Corporation”), incorporated on May 24, 1994 and organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that:

FIRST:                                              The Board of Directors of the Corporation adopted a resolution proposing and declaring advisable that the Certificate of Incorporation of the Corporation be amended and restated to read in its entirety as set forth in paragraph FOURTH of this Amended and Restated Certificate of Incorporation.

SECOND:                               This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

THIRD:                                         Pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Certificate of Incorporation of the Corporation, the said Board of Directors on November 25, 1998 adopted resolutions creating a series of 300,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock,” the certificate of designations of which is attached hereto as Exhibit A and incorporated into this Amended and Restated Certificate of Incorporation in its entirety.

FOURTH:                              The Corporation hereby amends and restates its Certificate of Incorporation, in accordance with and pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, to read in its entirety (including Exhibit A hereto) as follows:

1.              The name of the corporation is Citation Corporation (the “Corporation”).

2.              The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

3.              The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

4.              The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 35,000,000 shares, divided into 30,000,000 shares of Common Stock, par value $.01 per share (hereinafter referred to as the “Common Stock”) and 5,000,000 shares of preferred stock, par value $.01 per share (herein referred to as the “Preferred Stock”).

(A) Common Stock. The following powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Common Stock of the Corporation are fixed as follows:

(i)                                          Voting Rights. With respect to all matters to be acted upon by the stockholders of the Corporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the stock transfer books of the Corporation, and all shares shall be voted on a non-cumulative basis.

(ii)                                       Dividends. Dividends on shares of Common Stock shall be payable only out of earnings or assets of the Corporation legally available for the payment of such dividends and only as and when declared by the Board of Directors.

(iii)                                    Rights Upon Dissolution, Etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation available for distribution to the stockholders (whether from capital or surplus) shall be distributed among those of the respective series of the outstanding Preferred Stock, if any, as may be entitled to any preferential amounts and among the respective holders thereof in accordance with the relative rights and preferences, if any, fixed and determined for each such series and the holders thereof by resolution or resolutions of the Board of Directors providing for the issue of each such series of the Preferred Stock. After payment in full of the amounts payable in respect of the Preferred Stock, if any, the holders of the outstanding Common Stock shall be entitled (to the exclusion of the holders of any series of the outstanding Preferred Stock entitled to preferential treatment pursuant to resolutions of the Board of Directors providing for the issue thereof) to share ratably on a share-for-share basis as one class of capital stock in all the remaining assets of the Corporation available for distribution to its stockholders.

A merger, consolidation or reorganization of the Corporation with or into one or more corporations, or a sale, lease or other transfer of all or substantially all the assets of the Corporation, that does not result in the termination of the enterprise and distribution of the assets to stockholders, shall not be deemed to constitute a liquidation, dissolution or winding-up of the Corporation within the meaning of this Section (4) notwithstanding the fact that the Corporation may cease to exist or may surrender its Certificate of Incorporation.

(B) Preferred Stock.

(1)                                      The Preferred Stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided. The Board of Directors is hereby expressly authorized, by resolution or resolutions, from time to time adopted providing for the issuance of Preferred Stock, to divide the Preferred Stock into series and to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, voting powers, if any, preferences and relative, participating, optional and other special rights of the shares of each series of the Preferred Stock, and the qualifications, limitations and restrictions thereof, including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors may make specific provisions:

(a)                                      the distinctive name and any serial designation;

(b)                                      the annual dividend rate or rates and the dividend payment dates;

(c)                                       with respect to the declaration and payment of dividends upon each series of the Preferred Stock, whether such dividends are to be cumulative or non-cumulative, preferred, subordinate or equal to dividends declared and paid upon other series of the Preferred Stock or upon any other shares of stock of the Corporation, and the participating or other special rights, if any, of such dividends;

(d)                                      the redemption provisions, if any, with respect to any series, and if any series is subject to redemption, the manner and time of redemption and the redemption price or prices;

(e)                                       the amount or amounts of preferential or other payment to which any series is entitled over any other series or over the Common Stock on voluntary or involuntary dissolution, liquidation or winding-up;

(f)                                        any sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or for shares of the Common Stock;

(g)                                       any conversion, exchange, purchase or other privileges to acquire shares of any other series of the Preferred Stock or the Common Stock;

(h)                                      the number of shares of such series, and

(i)                                          the voting rights, if any, of such series; provided, however, that the Board of Directors, in any resolutions creating any series of the Preferred Stock, may not establish the rights, preferences and powers of such series in a manner that establishes greater voting rights per share than the voting rights per share of the holders of the Common Stock.

Each share of each series of the Preferred Stock shall have the same relative rights and be identical in all respects with all other shares of the same series.

(2)                                      Before the Corporation shall issue any shares of the Preferred Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the Corporation pursuant to the foregoing authority vested in the Board of Directors shall be made, filed and recorded in accordance with the General Corporation Law of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its Chairman of the Board, President or a Vice President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be kept on file at the principal office of the Corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

(3)                                      Shares of any series of the Preferred Stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise, may, as may be provided by resolution or resolutions of the Board of Directors and in accordance with the General Corporation Law of Delaware, be returned to the status of authorized but unissued Preferred Stock, undesignated as to series, or to the status of authorized but unissued Preferred Stock of the same series.

(4)                                      Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issue thereof or the General Corporation Law of Delaware, the number of authorized shares of any series of the Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors, and the execution, filing and recording of a certificate, setting forth that such increase or decrease has been authorized by the Board of Directors, in accordance with the General Corporation Law of Delaware. In case the number of authorized shares of any such series of the Preferred Stock shall be decreased in accordance with the immediately preceding sentence, the shares representing such decrease shall, unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, resume the status of the authorized but unissued Preferred Stock, undesignated as to series.

5.      The name and mailing address of the incorporator is as follows:

NAME	MAILING ADDRESS

Thomas A. Ritchie	312 North 23rd Street Birmingham, Alabama 35203

6.      The names and mailing addresses of the persons who are to serve as directors until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

NAME	MAILING ADDRESS

T. Morris Hackney	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

Hugh G. Weeks	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

R. Conner Warren	#2 Office Park Circle, Suite 204 Birmingham, Alabama 35203

7.      The Board of Directors is empowered to make, alter or repeal the by-laws of the Corporation.

8.      No holder of any share or shares of any class of stock of the Corporation shall have a preemptive right to subscribe for any shares of any class of stock of the Corporation, whether now or hereafter authorized, including treasury shares, or for any securities convertible into or carrying any optional rights to purchase or subscribe for any shares of stock of any class of the Corporation now or hereafter authorized, provided, however, that no provision of this Certificate of Incorporation shall be deemed to deny the Board of Directors the right, in its discretion, to grant to the holders of the shares of any class of stock at any time outstanding the right to purchase or subscribe for shares of stock of any class or any other securities of the Corporation now or hereafter authorized at such prices and upon such other terms and conditions as the Board of Directors, in its discretion, may fix.

9.      Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement, and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

10.         The business and affairs of the Corporation shall be managed by the Board of Directors, and the election of directors need not be conducted by written ballot unless required by the by-laws of the Corporation.

11.         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

12.         A director of the Corporation, and any other person or persons who, pursuant to a provision of this Certificate of Incorporation in accordance with subsection (a) of Section 141 of the General Corporation Law of the State of Delaware, exercise or perform any of the powers or duties otherwise conferred or imposed upon the Board of Directors by the General Corporation Law of the State of Delaware (collectively hereinafter, a “director”), shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for a breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or may be hereafter amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the full extent permitted by the General Corporation Law of the State of Delaware, as amended. Any repeal or modification of this Section 12 by the stockholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

13.         Each person who was or is made a party is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent or in any other capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the Corporation agent), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in the paragraph below with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking to enforce rights to indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified under this Section or otherwise.

If a claim under the foregoing paragraph of this Section is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive or any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

14.       In accordance with Section 251(g)(7) of the General Corporation Law of the State of Delaware as in effect on the date of filing of this Amended and Restated Certificate of Incorporation, any act or transaction by or involving the Corporation, other than the election or removal of directors, that requires for its adoption under the General Corporation Law of the State of Delaware or this Certificate of Incorporation the approval of the stockholders of the Corporation shall require, in addition, the approval of the stockholders of Citation Holding Company (or any successor by merger) by the same vote as is required under the General Corporation Law of the State of Delaware and/or this Amended and Restated Certificate of Incorporation.

15.       There shall be a series of 300,000 shares of Preferred Stock designated as “Series A Junior Participating Preferred Stock,” the certificate of designations of which is attached hereto as Exhibit A and incorporated into this Certificate of Incorporation in its entirety.

IN WITNESS WHEREOF, Citation Corporation has caused this Amended and Restated Certificate of Incorporation of the Corporation to be signed by the undersigned this 15th day of December, 2003.

CITATION CORPORATION

			By:	/s/ Charles P. Bloome
				Name:	Charles P. Bloome
				Title:	Vice President

ATTEST:

By :	/s/ Geoffrey A. Bell
	Name:	Geoffrey A. Bell
	Title:	Assistant Secretary

Amended and Restated Certificate of Incorporation of Citation Corporation

Exhibit A

Series A Junior Participating Preferred Stock

1.                                      Designation and Amount. There shall be a series of Preferred Stock that shall be designated as “Series A Junior Participating Preferred Stock,” and the number of shares constituting such series shall be 300,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series A Junior Participating Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.                                      Dividends and Distribution.

(A)                               Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock, in preference to the holders of shares of any class or series of stock of the Corporation ranking junior to the Series A Junior Participating Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on such quarterly dates as shall be determined by the Corporation’s Board of Directors in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) the Adjustment Number (as defined below) times the aggregate per share amount of all cash dividends, and the Adjustment Number times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock, par value $0.01 per share, of the Corporation (the “Common Stock”) since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock. The “Adjustment Number” shall initially be 100. In the event the Corporation shall at any time after November 25, 1998: (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the

Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)                               The Corporation shall declare a dividend or distribution on the Series A Junior Participating Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock).

(C)                               Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Junior Participating Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 30 days prior to the date fixed for the payment thereof

3.                                      Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock shall have the following voting rights:

(A)                               Each share of Series A Junior Participating Preferred Stock shall entitle the holder thereof to a number of votes equal to the Adjustment Number on all matters submitted to a vote of the stockholders of the Corporation.

(B)                               Except as required by law, holders of Series A Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

4.                                      Certain Restrictions.

(A)                               Whenever quarterly dividends or other dividends or distributions payable on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)                                     declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii)                                  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled; or

(iii)                                    purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of Series A Junior Participating Preferred Stock, or to such holders and holders of any such shares ranking on a parity therewith, upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)                               The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

5.                                      Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired promptly after the acquisition thereof. All such shares shall upon their retirement become authorized but unissued shares of

Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to any conditions and restrictions on issuance set forth herein.

6.                                      Liquidation, Dissolution or Winding Up.

(A)                          Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received $100.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”). Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) the Adjustment Number. Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of (1) Series A Junior Participating Preferred Stock and (2) Common Stock, respectively, (a) holders of Series A Junior Participating Preferred Stock and (b) holders of shares of Common Stock shall, subject to the prior rights of all other series of Preferred Stock, if any, ranking prior thereto, receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to I with respect to (x) the Series A Junior Participating Preferred Stock and (y) the Common Stock, on a per share basis, respectively.

(B)                          In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, that rank on a parity with the Series A Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)                          Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

7.                                 Consolidation, Merger, Etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share equal to the Adjustment Number times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.

8.                                 No Redemption. Shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Company.

9.                                 Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise, and shall rank senior to the Common Stock as to such matters.

10.                          Amendment. At any time that any shares of Series A Junior Participating Preferred Stock are outstanding, the Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Junior Participating Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Junior Participating Preferred Stock, voting separately as a class.

11.                          Fractional Shares. Series A Junior Participating Preferred Stock may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock.

AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CITATION CORPORATION

Citation Corporation, a Delaware corporation (the “Corporation”) hereby certifies as follows:

1.                                      The name of the corporation is Citation Corporation. The date of the filing of its original Certificate of Incorporation with the Secretary of State was May 24, 1994.

2.                                      On September 18, 2004, the Corporation and certain of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the ‘Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Alabama, Southern Division (the “Bankruptcy Court”) (Case No. 04-08130). This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 245 and 303 of the Delaware General Corporation Law (the “DGCL”) pursuant to the authority granted to the Corporation under Section 303 of the DGCL to put into effect and carry out the Second Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of Citation Corporation, et al. (the “Plan”), as confirmed on May 18, 2005 by order (the “Order”) of the Bankruptcy Court. Provision for making of this Amended and Restated Certificate of Incorporation is contained in the Order of the Bankruptcy Court having jurisdiction under the Bankruptcy Code for the formation of the Corporation.

3.                                      The text of the Certificate of Incorporation of the Corporation as hereby and heretofore amended is restated to read as set forth herein in full:

FIRST: The name of the Corporation is Citation Corporation.

SECOND: The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 1,575,000 shares, divided into 1,500,000 shares of common stock, par value $0.01 per share (hereinafter referred to as the “Common Stock”) and 75,000 shares of preferred stock, par value $0.01 per share (herein referred to as the “Preferred Stock”).

A.                                    Common Stock. The following powers, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Common Stock of the Corporation are fixed as follows:

State of Delaware Secretary of State Division of Corporations Delivered 01:35 PM 05/23/2005 FILED 12:54 PM 05/23/2005 SRV 050422903 - 2405136 FILE

(1)                                 Voting Rights. With respect to all matters to be acted upon by the stockholders of the Corporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the stock transfer books of the Corporation, and all shares shall be voted on a non-cumulative basis.

(2)                                 Dividends. Dividends on shares of Common Stock shall be payable only out of funds of the Corporation legally available for the payment of such dividends and only as and when declared by the Board of Directors.

(3)                                 Rights Upon Dissolution, Etc. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation available for distribution to the stockholders (whether from capital or surplus) shall be distributed among those of the respective series of the outstanding Preferred Stock, if any, as may be entitled to any preferential amounts and among the respective holders thereof in accordance with the relative rights and preferences, if any, fixed and determined for each such series and the holders thereof by resolution or resolutions of the Board of Directors providing for the issue of each such series of the Preferred Stock. After payment in full of the amounts payable in respect of the Preferred Stock, if any, the holders of the outstanding Common Stock shall be entitled (to the exclusion of the holders of any series of the outstanding Preferred Stock entitled to preferential treatment pursuant to resolutions of the Board of Directors providing for the issue thereof) to share ratably on a share-for-share basis as one class of capital stock in all the remaining assets of the Corporation available for distribution to its stockholders.

A merger, consolidation or reorganization of the Corporation with or into one or more corporations, or a sale, lease or other transfer of all or substantially all the assets of the Corporation, that does not result in the termination of the enterprise and distribution of the assets to stockholders, shall not be deemed to constitute a liquidation, dissolution or winding-up of the Corporation within the meaning of this section notwithstanding the fact that the Corporation may cease to exist or may surrender its Certificate of Incorporation.

B.                                    Preferred Stock.

(1)                                 The Preferred Stock may be issued in such one or more series as shall from time to time be created and authorized to be issued by the Board of Directors as hereinafter provided. Subject to any provision set forth in the Certificate of Designations, Preferences and Rights (or similar document authorizing a series of Preferred Stock) requiring consent of a series of Preferred Stock, the Board of Directors is hereby expressly authorized, by resolution or resolutions, from time to time adopted providing for the issuance of Preferred Stock, to divide the Preferred Stock into series and to fix and state, to the extent not fixed by the provisions hereinafter set forth, the designations, voting powers, if any, preferences and relative, participating, optional and other special rights of the shares of each series of the Preferred Stock, and the qualifications, limitations and restrictions thereof, including (but without limiting the generality of the foregoing) any of the following with respect to which the Board of Directors may make specific provisions:

(a)                                 the distinctive name and any serial designation;

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(b)                                 the annual dividend rate or rates and the dividend payment dates;

(c)                                  with respect to the declaration and payment of dividends upon each series of the Preferred Stock, whether such dividends are to be cumulative or non-cumulative, preferred, subordinate or equal to dividends declared and paid upon other series of the Preferred Stock or upon any other shares of stock of the Corporation, and the participating or other special rights, if any, of such dividends;

(d)                                 the redemption provisions, if any, with respect to any series, and if any series is subject to redemption, the manner and time of redemption and the redemption price or prices;

(e)                                  the amount or amounts of preferential or other payment to which any series is entitled over any other series or over the Common Stock on voluntary or involuntary dissolution, liquidation or winding-up;

(f)                                   any sinking fund or other retirement provisions and the extent to which the charges therefor are to have priority over the payment of dividends on or the making of sinking fund or other like retirement provisions for shares of any other series or for shares of the Common Stock;

(g)                                  any conversion, exchange, purchase or other privileges to acquire shares of any other series of the Preferred Stock or the Common Stock;

(h)                                 the number of shares of such series;

(i)                                     the voting rights, if any, of such series; provided, however, that the Board of Directors, in any resolutions creating any series of the Preferred Stock, may not establish the rights, preferences and powers of such series in a manner that establishes greater voting rights per share than the voting rights per share of the holders of the Common Stock;

(j)                                    any other powers, preferences, and relative, participating, optional or other special rights of the shares of such class or series, and the qualifications, limitations or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

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Each share of each series of the Preferred Stock shall have the same relative rights and be identical in all respects with all other shares of the same series.

(2)                                 Before the Corporation shall issue any shares of the Preferred Stock of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the Corporation pursuant to the foregoing authority vested in the Board of Directors shall be made, filed and recorded in accordance with the General Corporation Law of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its Chairman of the Board, President or a Vice President and its corporate seal shall be affixed thereto and attested by its Secretary or an Assistant Secretary and such certificate shall be kept on file at the principal office of the Corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

(3)                                 Shares of any series of the Preferred Stock which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise, may, as may be provided by resolution or resolutions of the Board of Directors and in accordance with the General Corporation Law of Delaware, be returned to the status of authorized but unissued Preferred Stock, undesignated as to series, or to the status of authorized but unissued Preferred Stock of the same series.

C.                                    Non-Voting Equity Securities. To the extent prohibited by Section 1123 of the Bankruptcy Code, the Corporation shall not issue non-voting equity securities; provided, however, that the foregoing (i) will have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code, (ii) will have such force and effect, if any, only for so long as such Section 1123 is in effect and applicable to the Corporation, and (iii) may be amended or eliminated in accordance with applicable law as from time to time in effect.

FIFTH:                 Subject to any provision set forth in the Certificate of Designations, Preferences and Rights (or similar document authorizing a series of Preferred Stock) requiring consent of a series of Preferred Stock, the Board of Directors is empowered to make, alter or repeal the bylaws of the Corporation.

SIXTH:               No holder of any share or shares of any class of stock of the Corporation shall have a preemptive right to subscribe for any shares of any class of stock of the Corporation, whether now or hereafter authorized, including treasury shares, or for any securities convertible into or carrying any optional rights to purchase or subscribe for any shares of stock of any class of the Corporation now or hereafter authorized, provided, however, that no provision of this Certificate of Incorporation shall be deemed to deny the Board of Directors the right, in its discretion, to grant to the holders of the shares of any class of stock at any time outstanding the right to purchase or subscribe for shares of stock of any class or any other securities of the Corporation now or hereafter authorized at such prices and upon such other terms and conditions as the Board of Directors, in its discretion, may fix.

SEVENTH:         Whenever a’ compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of

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Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement, and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

EIGHTH:    The business and affairs of the Corporation shall be managed by the Board of Directors, and the election of directors need not be conducted by written ballot unless required by the bylaws of the Corporation.

NINTH:             The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein, other than those rights conferred herein to the holders of Preferred Stock, are granted subject to this reservation.

TENTH:           A director of the Corporation, and any other parson or persons who, pursuant to a provision of this Certificate of Incorporation in accordance with subsection (a) of Section 141 of the General Corporation Law of the State of Delaware, exercise or perform any of the powers or duties otherwise conferred or imposed upon the Board of Directors by the General Corporation Law of the State of Delaware (collectively hereinafter, a “director”), shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for a breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or may be hereafter amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the full extent permitted by the General Corporation Law of the State of Delaware, as amended. Any repeal or modification of this Section TENTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

B.                                    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or

5

employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent or in any other capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the Corporation agent), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in the paragraph below with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking to enforce rights to indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of (a) an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified under this Section or otherwise and (b) such individual furnishes to the Corporation a written affirmation of such individual’s good faith belief that such individual’s conduct does not constitute behavior of the kind that may not be indemnified under this Section TENTH.

C.                                    If a claim under the foregoing paragraph of this Section is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has

6

met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

D.                                    The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive or any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

E.                                     The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

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IN WITNESS WHEREOF, the undersigned has duly executed this Amended and Restated Certificate of Incorporation of Citation Corporation this 23 day of May, 2005.

CITATION CORPORATION

By:	/s/ Charles P Bloome
Authorized Officer
Charles P Bloome

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:06 PM 06/30/2005
FILED 08:06 PM 06/30/2005
SRV 050549287 - 2405136 FILE

CERTIFICATE OF MERGER
OF
CITATION GRAND RAPIDS, LLC
(a Delaware limited liability company)
INTO
CITATION CORPORATION
(a Delaware corporation)

Pursuant to the provisions of Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation submits the following Certificate of Merger:

FIRST:                                                 The names and states of domicile of each of the business entities which are merging are as follows:

Name of Business Entity	State of Domicile

Citation Grand Rapids, LLC	Delaware
Citation Corporation	Delaware

SECOND:                             An agreement of merger (the “Agreement of Merger”) has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.

THIRD:                                        The name of the surviving corporation is Citation Corporation.

FOURTH:                           The merger is to become effective on July 1, 2005.

FIFTH:                                          The executed Agreement of Merger is on file at the following place of business of Citation Corporation: 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SIXTH:                                         A copy of the Agreement of Merger will be furnished by Citation Corporation on request, without cost, to any stockholder of Citation Corporation or to any member of Citation Grand Rapids, LLC.

SEVENTH:                    The Certificate of Incorporation, as amended, of Citation Corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be signed by an authorized officer, the 29th day of June, 2005.

CITATION CORPORATION

By:	/s/ Geoffrey A. Bell
	Name:	Geoffrey A. Bell
	Title:	Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:06 PM 06/30/2005
FILED 08:07 PM 06/30/2005
SRV 050549325 - 2405136 FILE

CERTIFICATE OF MERGER
OF
ITM HOLDING CO., LLC
(a Delaware limited liability company)
INTO
CITATION CORPORATION
(a Delaware corporation)

Pursuant to the provisions of Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation submits the following Certificate of Merger:

FIRST:                              The names and states of domicile of each of the business entities which are merging are as follows:

Name of Business Entity	State of Domicile

ITM Holding Co., LLC	Delaware
Citation Corporation	Delaware

SECOND:               An agreement of merger (the “Agreement of Merger”) has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.

THIRD:                          The name of the surviving corporation is Citation Corporation.

FOURTH:             The merger is to become effective on July 1, 2005.

FIFTH:                            The executed Agreement of Merger is on file at the following place of business of Citation Corporation: 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SIXTH:                           A copy of the Agreement of Merger will be furnished by Citation Corporation on request, without cost, to any stockholder of Citation Corporation or to any member of ITM Holding Co., LLC.

SEVENTH:      The Certificate of Incorporation, as amended, of Citation Corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be signed by an authorized officer, the 29th day of June, 2005.

CITATION CORPORATION

By:	/s/ Geoffrey A. Bell
	Name:	Geoffrey A. Bell
	Title:	Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:06 PM 06/30/2005
FILED 08:08 PM 06/30/2005
SRV 050549335 - 2405136 FILE

CERTIFICATE OF MERGER
OF
CITATION MICHIGAN, LLC
(a Delaware limited liability company)
INTO
CITATION CORPORATION
(a Delaware corporation)

Pursuant to the provisions of Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation submits the following Certificate of Merger:

FIRST: The names and states of domicile of each of the business entities which are merging are as follows:

Name of Business Entity	State of Domicile

Citation Michigan, LLC	Delaware
Citation Corporation	Delaware

SECOND:                             An agreement of merger (the “Agreement of Merger”) has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.

THIRD:                                        The name of the surviving corporation is Citation Corporation.

FOURTH:                           The merger is to become effective on July 1, 2005.

FIFTH:                                          The executed Agreement of Merger is on file at the following place of business of Citation Corporation: 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SIXTH:                                         A copy of the Agreement of Merger will be furnished by Citation Corporation on request, without cost, to any stockholder of Citation Corporation or to any member of Citation Michigan, LLC.

SEVENTH:                    The Certificate of Incorporation, as amended, of Citation Corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be signed by an authorized officer, the 29th day of June, 2005.

CITATION CORPORATION

By:	/s/ Geoffrey A. Bell
	Name:	Geoffrey A. Bell
	Title:	Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:06 PM 06/30/2005
FILED 08:09 PM 06/30/2005
SRV 050549343 - 2405136 FILE

CERTIFICATE OF MERGER
OF
CITATION LAKE ZURICH, LLC
(a Delaware limited liability company)
INTO
CITATION CORPORATION
(a Delaware corporation)

Pursuant to the provisions of Title 8, Section 264(c) of the Delaware General Corporation Law and Title 6, Section 18-209 of the Delaware Limited Liability Company Act, the undersigned corporation submits the following Certificate of Merger:

FIRST: The names and states of domicile of each of the business entities which are merging are as follows:

Name of Business Entity	State of Domicile

Citation Lake Zurich, LLC	Delaware
Citation Corporation	Delaware

SECOND:                             An agreement of merger (the “Agreement of Merger”) has been approved, adopted, certified, executed and acknowledged by the surviving corporation and the merging limited liability company.

THIRD:                                        The name of the surviving corporation is Citation Corporation.

FOURTH:                           The merger is to become effective on July 1, 2005.

FIFTH:                                          The executed Agreement of Merger is on file at the following place of business of Citation Corporation: 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SIXTH:                                         A copy of the Agreement of Merger will be furnished by Citation Corporation on request, without cost, to any stockholder of Citation Corporation or to any member of Citation Lake Zurich, LLC.

SEVENTH:                    The Certificate of Incorporation, as amended, of Citation Corporation shall be its Certificate of Incorporation.

IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be signed by an authorized officer, the 29th day of June, 2005.

CITATION CORPORATION

By:	/s/ Geoffrey A. Bell
	Name:	Geoffrey A. Bell
	Title:	Vice President

2

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:06 PM 06/30/2005
FILED 08:10 PM 06/30/2005
SRV 050549346 - 2405136 FILE

CERTIFICATE OF MERGER
OF
CITATION WISCONSIN, LLC
(a Wisconsin limited liability company)

INTO

CITATION CORPORATION
(a Delaware corporation)

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation does hereby certify:

FIRST:                           The name of the surviving corporation is Citation Corporation, a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is Citation Wisconsin, LLC, a Wisconsin limited liability company.

SECOND:    That an Agreement of Merger and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by Citation Corporation and Citation Wisconsin, LLC.

THIRD:                    That the name of the surviving corporation of the merger is Citation Corporation, a Delaware corporation.

FOURTH:    That the Certificate of Incorporation, as amended, of Citation Corporation, a Delaware corporation, which is the surviving corporation, shall be its certificate of incorporation after the merger.

FIFTH:                          The merger is to become effective on July 1, 2005.

SIXTH:                        That the executed Agreement of Merger and Plan of Merger is on file at the principal place of business of the surviving corporation, the address of which is 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SEVENTH:    That a copy of the Agreement of Merger and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

[Signature On Following Page.]

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IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be signed by an authorized officer, the 29th day of June, 2005.

CITATION CORPORATION

By:	/s/ Geoffrey A. Bell
Name:	Geoffrey A. Bell
Title:	Vice President

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:06 PM 06/30/2005
FILED 08:11 PM 06/30/2005
SRV 050549354 - 2405136 FILE

CERTIFICATE OF MERGER
OF
CITATION ALUMINUM, LLC
(an Alabama limited liability company)

INTO

CITATION CORPORATION
(a Delaware corporation)

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation does hereby certify:

FIRST:                                The name of the surviving corporation is Citation Corporation, a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is Citation Aluminum, LLC, an Alabama limited liability company.

SECOND:      That an Agreement of Merger and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by Citation Corporation and Citation Aluminum, LLC.

THIRD:                           That the name of the surviving corporation of the merger is Citation Corporation, a Delaware corporation.

FOURTH:     That the Certificate of Incorporation, as amended, of Citation Corporation, a Delaware corporation, which is the surviving corporation, shall be its certificate of incorporation after the merger.

FIFTH:                               The merger is to become effective on July 1, 2005.

SIXTH:                                  That the executed Agreement of Merger and Plan of Merger is on file at the principal place of business of the surviving corporation, the address of which is 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SEVENTH:              That a copy of the Agreement of Merger and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

[Signature On Following Page.]

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IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be signed by an authorized officer, the 29th day of June, 2005.

CITATION CORPORATION

By:	/s/ Geoffrey A. Bell
Name:	Geoffrey A. Bell
Title:	Vice President

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:06 PM 06/30/2005
FILED 08:12 PM 06/30/2005
SRV 050549360 - 2405136 FILE

CERTIFICATE OF MERGER
OF
CITATION CASTINGS, LLC
(an Alabama limited liability company)

INTO

CITATION CORPORATION
(a Delaware corporation)

Pursuant to Title 8, Section 264(c) of the Delaware General Corporation Law, the undersigned corporation does hereby certify:

FIRST:       The name of the surviving corporation is Citation Corporation, a Delaware Corporation, and the name of the limited liability company being merged into this surviving corporation is Citation Castings, LLC, an Alabama limited liability company.

SECOND:  That an Agreement of Merger and Plan of Merger between the parties to the merger has been approved, adopted, certified, executed and acknowledged by Citation Corporation and Citation Castings, LLC.

THIRD:      That the name of the surviving corporation of the merger is Citation Corporation, a Delaware corporation.

FOURTH:  That the Certificate of Incorporation, as amended, of Citation Corporation, a Delaware corporation, which is the surviving corporation, shall be its certificate of incorporation after the merger.

FIFTH:       The merger is to become effective on July 1, 2005.

SIXTH:      That the executed Agreement of Merger and Plan of Merger is on file at the principal place of business of the surviving corporation, the address of which is 2700 Corporate Drive, Suite 100, Birmingham, Alabama 35242.

SEVENTH:        That a copy of the Agreement of Merger and Plan of Merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation or member of any constituent limited liability company.

[Signature On Following Page.]

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IN WITNESS WHEREOF, the undersigned corporation has caused this certificate to be signed by an authorized officer, the 29th day of June, 2005.

CITATION CORPORATION

By:	/s/ Geoffrey A. Bell
Name:	Geoffrey A. Bell
Title:	Vice President

3

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:57 PM 11/16/2006
FILED 02:48 PM 11/16/2006
SRV 061052325 - 2405136 FILE

CERTIFICATE OF DESIGNATIONS, PREFERENCES
AND RIGHTS OF SERIES A PREFERRED STOCK

of

Citation Corporation

Pursuant to Section 151 of the General Corporation Law
of the State of Delaware

The undersigned, Charles P. Bloome, Vice President and Secretary of Citation Corporation, a Delaware corporation (hereinafter called the “Corporation”), pursuant to the provisions of Sections 103, 151 and 303 of the General Corporation Law of the State of Delaware, hereby makes this Certificate of Designations and hereby states and certifies that pursuant to its authority expressly vested in the Board of Directors of the Corporation by its Certificate of Incorporation, the Board of Directors duly adopted the following resolutions:

RESOLVED, that, pursuant to Article Fourth of the Corporation’s Amended and Restated Certificate of Incorporation, (which authorizes 75,000 shares of preferred stock, par value $0.01 per share (“Preferred Stock”), the Board of Directors hereby fixes the powers, designations, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions, of a series of Preferred Stock.

RESOLVED, that each share of such series of Preferred Stock shall rank equally in all respects and shall be subject to the following provisions:

1.          Number and Designation. 75,000 shares of the Preferred Stock of the Corporation shall be designated as Series A Preferred Stock (“Series A Preferred Stock”).

2.          Rank. The Series A Preferred Stock shall, with respect to dividend rights, rights to redemption payments and rights on liquidation, dissolution and winding-up, rank prior to all other classes or series of equity securities of the Corporation, including the Corporation’s common stock, par value $0.01 per share (“Common Stock”) other than (i) senior equity securities the entire proceeds of which are used to repay principal, interest or other amounts outstanding under the Amended and Restated Credit Agreement dated as of May 23, 2005 among Citation Corporation, the financial institutions from time to time party thereto, and JPMorgan Chase Bank, N.A., as Issuing Bank, Administrative Agent and Collateral Agent (as the same may be amended or amended and restated, the “Restated Credit Agreement”) and (ii) senior equity securities approved by the holders of at least 51% of the outstanding shares of Series A Preferred Stock. All equity securities of the Corporation to which the Series A Preferred Stock ranks prior (whether with respect to dividends, redemption payments or upon liquidation, dissolution, winding-up or otherwise), including the Common Stock, are collectively the “Junior Securities.” All equity securities of the Corporation with which the Series A Preferred Stock ranks on a parity (whether with respect to dividends, redemption payments or upon liquidation, dissolution, winding-up or otherwise) are collectively the “Parity Securities.” The respective definitions of Junior Securities and Parity Securities shall also include any rights or options exercisable for, convertible into or exchangeable for any of the Junior Securities and Parity Securities, as the case may be. The Series A Preferred Stock shall be subject to the creation of Junior Securities and Parity Securities.

3.              Dividends. (a) Each holder of Series A Preferred Stock shall be entitled to receive, out of funds legally available for the payment of dividends, dividends on each share of Series A Preferred Stock which shall be payable as follows:

(i)           prior to the date (the “Cash Pay Date”) that is the earlier of (w) May 23, 2015, (x) any date when the Corporation shall be required but fail to redeem all outstanding shares of Series A Preferred Stock pursuant to Section 5(b), (y) any date of payment of cash dividends on any Parity Securities, dividends shall be payable in cash (except as provided in Section 3(b)), at the annual rate of 10% multiplied by the Initial Liquidation Preference (as defined in Section 9) and (z) any date when the Corporation allows, permits or performs any of the actions specified in Section 7(c) without the approval of the holders of the Series A Preferred Stock required by Section 7(c) for each such action; and

(ii)          on and after the Cash Pay Date, dividends shall be payable in cash at the annual rate of 10% multiplied by the Liquidation Preference (as defined in Section 4) on the applicable Dividend Payment Date (as defined below);

in each case, whether or not earned or declared. Such dividends shall accrue and be payable in cash (except as provided in Section 3(b)) semi-annually in arrears on November 23rd and May 23rd of each year (unless such day is not a business day, in which event on the next succeeding business day) (each such date being a “Dividend Payment Date” and each such semi-annual period being a “Dividend Period”). Such dividends shall be cumulative from the date of issue, whether or not funds of the Corporation are legally available for the payment of such dividends. Each such dividend shall be payable to the holders of record of shares of the Series A Preferred Stock as they appear on the Corporation’s stock register at the close of business on a record date for such dividend, which record date shall be not more than 60 days or less than 10 days prior to the applicable Dividend Payment Date, as shall be fixed by the Board of Directors. Accrued and unpaid dividends for any past Dividend Periods may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such

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date, not more than 45 days preceding the payment date thereof, as may be fixed by the Board of Directors.

(b)              Prior to the Cash Pay Date, the Corporation may, at its option, by declaration of the Board of Directors, elect not to pay the dividends payable on any Dividend Payment Date in cash, in which case such dividends shall not be payable in cash and instead shall increase the Liquidation Preference for each share of Series A Preferred Stock on such Dividend Payment Date. On and after the Cash Pay Date, all dividends on Series A Preferred Stock shall be payable in cash only out of funds legally available for the payment of dividends.

(c)               The amount of dividends payable on the Series A Preferred Stock for each full Dividend Period shall be computed by dividing the annual dividend rate by two. The amount of dividends payable on the Series A Preferred Stock for the initial Dividend Period, or any other period shorter or longer than a full Dividend Period, shall be computed on the basis of 30-day months and a 12-month year. Holders of Series A Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of cumulative dividends, as herein provided, on the Series A Preferred Stock. Except as provided in Section 3(a), no interest or sum of money in lieu of interest shall be payable in respect of any dividend payment on the Series A Preferred Stock that may be in arrears.

(d)              So long as any shares of the Series A Preferred Stock are outstanding, the Corporation shall not, and shall cause its subsidiaries not to directly or indirectly, declare, pay or set apart for payment any dividends or other distributions on Parity Securities, for any period unless full cumulative dividends have been or contemporaneously are declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Preferred Stock for all Dividend Periods terminating on or before the date of payment of the dividend on such Parity Securities (including any such dividends that the Corporation shall have elected not to pay in cash pursuant to Section 3(b)). If dividends are not paid in full or a sum sufficient for such payment is not set apart, all dividends declared upon shares of the Series A Preferred Stock and all dividends declared upon any other Parity Securities shall be declared ratably in proportion to the respective amounts of dividends accumulated and unpaid on the Series A Preferred Stock (including any such dividends that the Corporation shall have elected not to pay in cash pursuant to Section 3(b)) and accumulated and unpaid on such Parity Securities.

(e)               So long as any shares of the Series A Preferred Stock are outstanding, the Corporation shall not, and shall cause its subsidiaries not to, directly or indirectly, declare, pay or set apart for payment any dividends or other distributions on Junior Securities (other than dividends

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or distributions paid in shares of, or options, warrants or rights to subscribe for or purchase shares of, Junior Securities) or redeem or otherwise acquire any Junior Securities (other than a redemption or acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation or any subsidiary of the Corporation) (all such dividends, distributions, redemptions or acquisitions being a “Junior Securities Distribution”) for any consideration (including any moneys to be paid to or made available for a sinking fund for the redemption of any shares of any such stock), except by conversion into or exchange for Junior Securities.

4.                Liquidation Preference. (a) Upon a Liquidation Event (as defined below), before any payment or distribution of the Corporation’s assets (whether capital or surplus) shall be made to or set apart for the holders of Junior Securities, each holder of Series A Preferred Stock shall be entitled to receive, for each share of Series A Preferred Stock, the sum of the Initial Liquidation Preference plus all dividends accrued but not paid in cash (the “Liquidation Preference”) to the date of final payment to such holders. If, upon a Liquidation Event, the Corporation’s assets, or proceeds thereof, distributable among the holders of Series A Preferred Stock are insufficient to pay in full the Liquidation Preference for all outstanding shares of Series A Preferred Stock and the aggregate liquidation preference payable on all outstanding Parity Securities, then such assets, or the proceeds thereof, shall be distributed among the holders of Series A Preferred Stock and any other Parity Securities ratably in accordance with the respective amounts that would be payable on such shares of Series A Preferred Stock and any other Parity Securities if all amounts payable thereon were paid in full. “Liquidation Event” means a (i) liquidation, dissolution, winding up, commencement of bankruptcy, insolvency, liquidation or similar proceedings of the Corporation whether voluntary or involuntary, (ii) a sale or transfer of all or substantially all of the assets of the Corporation, or (iii) a merger, consolidation or other business combination involving the Corporation with or into one or more other entities in which, as a result of such merger, consolidation or other business combination, the holders of Common Stock of the Corporation immediately before such merger, consolidation or combination possess (by reason of such holdings) less than 50% of the voting power of the corporation surviving such merger, consolidation or combination (or other corporation which is the issuer of the capital stock into which the capital stock of the Corporation is converted or exchanged in such merger, consolidation or combination).

(b)              Subject to the rights of the holders of any Parity Securities, after payment of the Liquidation Preference has been made in full to the holders of the Series A Preferred Stock, as provided in this Section 4, holders of Junior Securities shall, subject to the respective terms and provisions (if any) applicable thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the holders of Series A Preferred Stock shall not be entitled to share therein.

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5.                Redemption. (a) To the extent the Corporation has funds legally available for such payment, the Corporation may redeem at its option shares of Series A Preferred Stock, at any time in whole or from time to time in part in accordance with Section 6, by payment of an amount per share equal to the Liquidation Preference to the redemption date, in cash.

(b)              To the extent the Corporation has funds legally available for such payment, upon the date (the “Mandatory Redemption Date”) that is the earlier of the effective date of a firm commitment, underwritten public offering of Common Stock of the Corporation and the occurrence of a Liquidation Event, the Corporation shall redeem all outstanding shares of Series A Preferred Stock by payment of an amount per share equal to the Liquidation Preference to the redemption date, in cash without interest.

(c)               Shares of Series A Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed, shall (upon compliance with any applicable provisions of the laws of the State of Delaware) have the status of authorized and unissued shares of the class of Preferred Stock undesignated as to series and may be redesignated and reissued as part of any series of the Preferred Stock; provided that no such issued and reacquired shares of Series A Preferred Stock shall be reissued or sold as Series A Preferred Stock.

(d)              If and so long as any obligation of the Corporation to redeem all outstanding shares of Series A Preferred Stock pursuant to Section 5(b) (the “Mandatory Redemption Obligation”) is not fully discharged, the Corporation shall not, and shall cause its subsidiaries not to, directly or indirectly, (i) declare or make any dividend or other distribution on any Parity Securities or Junior Securities or (ii) purchase, redeem, retire or otherwise acquire any Parity Securities or Junior Securities or discharge any mandatory or optional redemption, sinking fund or other similar obligation in respect of any Parity Securities or Junior Securities.

(e)               From and after the close of business on the Mandatory Redemption Date, unless there shall have been a default in the payment of the Liquidation Preference, all rights of holders of shares of Series A Preferred Stock (except the right to receive the Liquidation Preference) for which such holders have consented to redemption shall cease with respect to such shares, and such shares shall not thereafter be transferred on the books of the Corporation or be deemed to be outstanding for any purpose whatsoever. If the funds of the Corporation legally available for redemption of shares of Series A Preferred Stock on the Mandatory Redemption Date are insufficient to redeem all outstanding shares of Series A Preferred Stock in full, the Corporation shall use all funds legally available for redemption of such shares to redeem the Series A Preferred

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Stock ratably among the holders (with any fractional shares being rounded to the nearest whole share) in accordance with the respective amounts that would be payable to each holder with respect to the full number of shares owned by such holder if all outstanding shares of Series A Preferred Stock were redeemed in full. Any and all shares of Series A Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of the remaining shares of Series A Preferred Stock for which such holders have consented to redemption, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of the shares for which holders have consented to redemption, or such portion thereof for which funds are then legally available, on the basis set forth above.

6.                Procedure for Redemption. (a) If fewer than all the outstanding shares of Series A Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors and the shares to be redeemed shall be redeemed ratably among the holders (with any fractional shares being rounded to the nearest whole share) in accordance with the respective amounts that would be payable to each holder with respect to the full number of shares owned by such holder if all outstanding shares of Series A Preferred Stock were redeemed in full.

(b)              If the Corporation proposes to redeem any shares of Series A Preferred Stock, the Corporation shall deliver notice of such redemption by first class mail, postage prepaid, mailed not less than 30 days nor more than 60 days before the redemption date, to each holder of record of Series A Preferred Stock at such holder’s address as the same appears on the Corporation’s stock register; provided that neither the failure to give such notice nor any defect therein shall affect the validity of the giving of such notice except as to the holder to whom the Corporation has failed to give said notice or whose notice was defective. Each such notice shall state: (i) the redemption date; (ii) the number of shares of Series A Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates for such shares are to be surrendered for payment of the redemption price; and (v) that dividends on the shares to be redeemed will cease to accrue on the date of redemption.

(c)               Notice having been mailed as aforesaid, from and after the redemption date (unless the Corporation defaults in providing money for the payment of the redemption price of the shares called for redemption), dividends on the shares of Series A Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive from the Corporation the redemption price pursuant to Section 5) shall cease. Upon

6

surrender in accordance with said notice of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors of the Corporation shall so require and the notice shall so state), such shares shall be redeemed by the Corporation at the redemption price aforesaid. If fewer than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without cost to the holder thereof.

7.                                                Voting Rights. (a) Holders of record of shares of Series A Preferred Stock are not entitled to any voting rights except as provided in this Section 7 or otherwise by law.

(b)                                           If, at any time, (i) two semi-annual dividends (whether or not consecutive) are required to be paid in cash on the Series A Preferred Stock and such dividends have not been paid in cash in full prior to such time or (ii) the Corporation allows, permits or performs any of the actions specified in Section 7(c) without the approval of the holders of the Series A Preferred Stock required by Section 7(c) for each such action, the number of directors then constituting the Board of Directors shall be increased by two and the holders of Series A Preferred Stock, voting as a single class, shall be entitled to elect the two additional directors to serve on the Board of Directors at any annual meeting of stockholders or special meeting held in place thereof or at a special meeting of the holders of the Series A Preferred Stock called as hereinafter provided. The right of the holders of the Series A Preferred Stock to elect two additional directors pursuant to clause (i) of the previous sentence shall cease when all arrears in dividends on the Series A Preferred Stock then outstanding have been paid in cash in full and dividends thereon for the current semi-annual dividend period have been paid in cash in full or declared and set apart for payment, then (but subject always to the same provisions for the vesting of such voting rights in the case of any similar future arrearages in two semiannual dividends), and the terms of office of all Persons elected as directors by the holders of the Series A Preferred Stock shall immediately terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power has been so vested in the holders of Series A Preferred Stock, the secretary of the Corporation may, and upon the written request of any holder of Series A Preferred Stock (addressed to the secretary at the principal office of the Corporation) shall, call a special meeting of the holders of the Series A Preferred Stock for the election of the two directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the bylaws of the Corporation for a special meeting of the stockholders or as required by law. If the secretary does not call a meeting as above provided within 20 days after receipt of any such request, then any holder of Series A Preferred Stock may call such meeting, upon the notice above provided, and for that purpose shall have access to the stock register of the

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Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the stockholders or special meeting held in lieu thereof if such office shall not have terminated as above provided. If any vacancy shall occur among the directors elected by the holders of the Series A Preferred Stock, a successor shall be selected by the then-remaining director elected by the holders of the Series A Preferred Stock or the successor of such remaining director (or if there shall be no such remaining director, the successors shall be elected by the holders of Series A Preferred Stock, voting as a single class) to serve until the next annual meeting of the stockholders or special meeting held in place thereof if such office shall not have terminated as provided above.

(c)                                            So long as any shares of Series A Preferred Stock are outstanding:

(i)                       the Corporation shall not without the written consent of the holders of at least 51% of the outstanding shares of Series A Preferred Stock or affirmative vote of holders of at least 51% of the outstanding shares of Series A Preferred Stock at a meeting of such holders duly called for such purpose, permit any Liquidation Event unless the net proceeds from such Liquidation Event are used to repay all amounts outstanding under the Restated Credit Agreement and to redeem all of the Series A Preferred Stock;

(ii)                    the Corporation shall not without the written consent of the holders of at least 51% of the outstanding shares of Series A Preferred Stock or affirmative vote of holders of at least 51% of the outstanding shares of Series A Preferred Stock at a meeting of such holders duly called for such purpose, (w) directly or indirectly increase the authorized amount or issue any additional shares of Series A Preferred Stock, (x) create, authorize or issue any Parity Securities or senior equity securities or increase the authorized amount of any such securities, other than issuances of Parity Securities in connection with any merger, consolidation or combination involving the Corporation (approved in accordance with Section 7(c)(i), if required thereby) in which the Corporation is the surviving entity and issuances of Parity or Senior Equity Securities the proceeds of which are used to pay down amounts outstanding under the Restated Credit Agreement, (y) create or authorize the creation of or issue any shares of any other class or series of capital stock of any of its subsidiaries; or (z) issue, assume, incur or guarantee any debt, or permit any of its subsidiaries to issue, assume, incur or guarantee any debt, other than debt under the Restated Credit Agreement, any debt the proceeds of which are used to pay down amounts outstanding under the Restated Credit Agreement, and any other debt not to

8

exceed $50,000,000 in the aggregate, provided that the aggregate principal amount of debt of the Corporation and its subsidiaries outstanding at any time shall not exceed $310,000,000.

(iii)                 the Corporation shall not, without the written consent of all holders of any outstanding shares of Series A Preferred Stock or affirmative vote of all holders of any outstanding shares of Series A Preferred Stock at a meeting of the holders of Series A Preferred Stock duly called for such purpose, (x) amend, alter or repeal its Certificate of Incorporation (including without limitation any provision of the Certificate of Incorporation fixing and determining the terms of any series of Preferred Stock, including without limitation the Series A Preferred Stock, whether now or hereafter authorized), this Certificate of Designations or the Company’s bylaws (in any case including in connection with any merger, consolidation, business combination or other extraordinary corporate transaction) in a manner that adversely affects the rights, preferences or privileges of the Series A Preferred Stock, (y) make any Junior Securities Distributions or (z) directly or indirectly, declare, pay or set apart for payment any dividends or other distributions on Parity Securities or redeem, repurchase or otherwise acquire any Parity Securities.

(d)                                           In exercising the voting rights set forth in this Section 7, each share of Series A Preferred Stock shall have one vote per share. Except as otherwise required by applicable law or as set forth herein, the shares of Series A Preferred Stock shall not have any relative, participating, optional or other special voting rights and powers and the consent of the holders thereof shall not be required for the taking of any corporate action.

8.                                                Reports. So long as any of the Series A Preferred Stock is outstanding and the Corporation is required to file quarterly and annual reports with the Securities and Exchange Commission pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, the Corporation will furnish each holder of Series A Preferred Stock with a copy of each such report.

9.                                                General Provisions. (a) The term “Initial Liquidation Preference” as used herein means $1,000 per share of Series A Preferred Stock, subject to adjustment whenever there shall occur a stock dividend or stock split, or any combination, reorganization, recapitalization, reclassification or other similar event, affecting the Series A Preferred Stock.

(b)                                           The term “outstanding”, when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary of the Corporation.

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(c)                                            The term “Person” as used herein means any corporation, limited liability company, partnership, trust, organization, association, other entity or individual.

(d)                                           The headings of the sections of this Certificate of Designations are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

(e)                                            Each holder of Series A Preferred Stock, by acceptance thereof, acknowledges and agrees that payments of dividends, and exchange, redemption and repurchase of, such securities by the Corporation are subject to restrictions on the Corporation contained in certain credit and financing agreements.

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IN WITNESS WHEREOF, Citation Corporation has caused this Certificate of Designations to be signed and attested by the undersigned this 23rd day of May, 2005.

CITATION CORPORATION

		By:	/s/ Charles P. Bloome
			Name:	Charles P. Bloome
			Title:	Vice President and Secretary

ATTEST

/s/ Geoffrey A. Bell
Name:	Geoffrey A. Bell
Title:	Vice President and Assistant Secretary

State of Delaware
Secretary of State
Division of Corporations
Delivered 08:00 AM 04/09/2007
FILED 07:57 AM 04/09/2007
SRV 070409520 - 2405136 FILE

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CITATION CORPORATION

Citation Corporation, a Delaware corporation (the “Corporation”) hereby certifies as follows:

1.                                      The original name of the corporation is Citation Corporation. The date of the filing of its original Certificate of Incorporation with the Secretary of State was May 24, 1994.

2.                                      On September 18, 2004, the Corporation and certain of its subsidiaries filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Northern District of Alabama, Southern Division (the “Bankruptcy Court”) (Case No. 04-08130). An Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 245 and 303 of the Delaware General Corporation Law (the “DGCL”) pursuant to the authority granted to the Corporation under Section 303 of the DGCL to put into effect and carry out the Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code of Citation Corporation, et al., as confirmed on May 18, 2005 by order of the Bankruptcy Court.

3.                                      On March 12, 2007, the Corporation and its subsidiaries filed new voluntary petitions for relief under the Bankruptcy Code in the Bankruptcy Court (Case No. 07-01153-TOM). This Third Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 245 and 303 of the DGCL pursuant to the authority granted to the Corporation under Section 303 of the DGCL to put into effect and carry out the Prepackaged Joint Plan of Reorganization of under Chapter 11 of the Bankruptcy Code of Citation Corporation, et al. (the “Plan”), as confirmed on April 5, 2007 by order (the “Order”) of the Bankruptcy Court. Provision for making of this Third Amended and Restated Certificate of Incorporation is contained in the Order of the Bankruptcy Court having jurisdiction under the Bankruptcy Code for the formation of the Corporation.

4.                                      The text of the Certificate of Incorporation of the Corporation as hereby and heretofore amended is restated to read as set forth herein in full:

FIRST:                           The name of the Corporation is Citation Corporation.

SECOND:            The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD:                      The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:           The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 1,500,000 shares of common stock, par value $0.01 per share (the “Common Stock”).

A.                                    Common Stock. The following powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, of the Common Stock of the Corporation are fixed as follows:

(1)                                               Voting Rights. With respect to all matters to be acted upon by the stockholders of the Corporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock standing in such holder’s name on the stock transfer books of the Corporation, and all shares shall be voted on a non-cumulative basis.

(2)                                               Dividends. Dividends on shares of Common Stock shall be payable only out of funds of the Corporation legally available for the payment of such dividends and only as and when declared by the Board of Directors.

(3)                                               Transfer Restrictions. Any transfer of securities of the Corporation not in compliance with the Stockholders Agreement, dated as of April 6, 2007, by and among the Corporation and the stockholders and warrant holders party thereto, shall be null and void.

B.                                                       Non-Voting Equity Securities. To the extent prohibited by Section 1123 of the Bankruptcy Code, the Corporation shall not issue non-voting equity securities; provided, however, that the foregoing (i) will have no further force and effect beyond that required under Section 1123 of the Bankruptcy Code, (ii) will have such force and effect, if any, only for so long as such Section 1123 is in effect and applicable to the Corporation and (iii) may be amended or eliminated in accordance with applicable law as from time to time in effect.

FIFTH:                          Except as otherwise provided in the bylaws of the Corporation, the Board of Directors is empowered to make, alter or repeal the bylaws of the Corporation.

SIXTH:                        No holder of any share or shares of any class of stock of the Corporation shall have a preemptive right to subscribe for any shares of any class of stock of the Corporation, whether now or hereafter authorized, including treasury shares, or for any securities convertible into or carrying any optional rights to purchase or subscribe for any shares of stock of any class of the Corporation now or hereafter authorized; provided, however, that no provision of this Certificate of Incorporation shall be deemed to deny the Board of Directors the right, in its discretion, to grant to the holders of the shares of any class of stock at any time outstanding the right to purchase or subscribe for shares of stock of any class or any other securities of the Corporation now or hereafter authorized at such prices and upon such other terms and conditions as the Board of Directors, in its discretion, may fix.

SEVENTH:    Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this

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Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

EIGHTH:             The business and affairs of the Corporation shall be managed by the Board of Directors, and the election of directors need not be conducted by written ballot unless required by the bylaws of the Corporation.

NINTH:                      The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH: A.                                       A director of the Corporation, and any other person or persons who, pursuant to a provision of this Certificate of Incorporation in accordance with subsection (a) of Section 141 of the General Corporation Law of the State of Delaware, exercise or perform any of the powers or duties otherwise conferred or imposed upon the Board of Directors by the General Corporation Law of the State of Delaware (hereinafter, collectively, a “director”), shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for a breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, as the same exists or may be hereafter amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is hereafter amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the full extent permitted by the General Corporation Law of the State of Delaware, as amended. Any repeal or modification of this Section TENTH by the stockholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

B.                                    Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director, officer or employee of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent or in any other capacity while serving as a director, officer, employee or (if serving for another corporation at the request of the

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Corporation) agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or (if serving for another corporation at the request of the Corporation) agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in the paragraph below with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking to enforce rights to indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding shall be made only upon delivery to the Corporation of (i) an undertaking, by or on behalf of such director or officer to repay all amounts so advanced if it shall ultimately be determined that he or she is not entitled to be indemnified under this Section or otherwise and (ii) such individual furnishes to the Corporation a written affirmation of such individual’s good faith belief that such individual’s conduct does not constitute behavior of the kind that may not be indemnified under this Section TENTH.

C.                                    If a claim under the foregoing paragraph of this Section is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

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D.                                         The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive or any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

E.                                          The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

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IN WITNESS WHEREOF, the undersigned has duly executed this Third Amended and Restated Certificate of Incorporation of Citation Corporation this 6th day of April, 2007.

CITATION CORPORATION

By:	/s/ Ed Buker
Ed Buker
President and Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:34 PM 02/27/009
FILED 02:30 PM 02/27/2009
SRV 090217629 - 2405136 FILE

CERTIFICATE OF AMENDMENT
TO
THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CITATION CORPORATION

Citation Corporation, a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.             The Third Amended arid Restated Certificate of Incorporation dated April 9, 2007 of the Corporation is hereby amended by deleting the first sentence of Section 4 Article IV thereof and inserting the following in lieu thereon

“FOURTH: The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 41,471,579 shares of common stock, par value $0.00001 per share (the “Common Stock”),”

2.             The foregoing amendment was duly adopted in accordance with the provisions of Section 242 or the Delaware General Corporation Law,

IN WITNESS WHEREOF, Citation Corporation has caused this Certificate to be executed by its duly authorized officer on this 27th day of February, 2009.

CITATION CORPORATION

By:	/s/ Douglas J. Grimm
Douglas J. Grimm
Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 02:41 PM 08/20/2009
FILED 02:41 PM 08/20/2009
SRV 090795074 - 2405136 FILE

CERTIFICATE OF AMENDMENT
TO
THIRD: AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CITATION CORPORATION

Citation Corporation, a corporation duly organized and existing under, the General Corporation Law of the State of Delaware (the “Corporation”) hereby certifies as follows:

1.             The Third Amended and Restated Certificate of Incorporation dated April 9, 2007 of the Corporation is hereby amended as follows:

a.             by deleting the first sentence of Section 4 Article IV thereof and inserting the following in lieu thereof:

“FOURTH:           The total number of shares of all classes of stock. Which the Corporation shall have the authority to issue is 1,500,000 shares of common stock, par value $0.00001 per share (the “Common Stock”):”

b.             by adding the following section (C.) to Slide Fourth:

“C. As of the effective time (the. “Effective Time”) of this Certificate of Amendment, each thirty one (31) Shares of the Company’s issued and outstanding Common Stock shall be automatically combined and changed into one (1) validly issued, fully paid and non-assessable share of Common Stock, without any further action by the Company or the holder thereof. No fractional shares shall be issued and instead, a fraction of a share will be rounded up to one whole share. Each stock certificate outstanding immediately prior to the Effective Time shall thereafter represent the reduced number of Shares as set forth in this Certificate of Amendment.”

2.             The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, Citation Corporation has caused this Certificate to be executed by its duly authorized officer on this 20th day of August, 2009.

CITATION CORPORATION

By:	/s/ Douglas J. Grimm
Douglas J. Grimm
Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:39 PM 02/04/2010
FILED 06:39 PM 02/04/2010
SRV 100111589 - 2405136 FILE

STATE OF DELAWARE
CERTIFICATE OF CONVERSION
FROM A CORPORATION TO A
LIMITED LIABILITY COMPANY PURSUANT TO
SECTION 18-214 OF THE LIMITED LIABILITY ACT

1.   The jurisdiction where the Corporation first formed is Delaware.

2.         The jurisdiction immediately prior to filing this Certificate is Delaware.

3.         The date the corporation first formed is May 24, 1994.

4.         The name of the Corporation immediately prior to filing this Certificate is “Citation Corporation”.

5.         The name of the Limited Liability Company as set forth in the Certificate of Formation is “Grede II LLC”.

6.         The effective date and time of the conversion to a limited liability company under this Certificate shall be February 5, 2010, 12:01 am EST.

IN WITNESS WHEREOF, the undersigned has executed this Certificate on the 4th day of February, A.D. 2010.

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	Chief Executive Officer

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:39 PM 02/04/2010
FILED 06:39 PM 02/04/2010
SRV 100111589 - 2405136 FILE

STATE of DELAWARE

LIMITED LIABILITY COMPANY
CERTIFICATE of FORMATION

•             First: The name of the limited liability company is Grede II LLC.

•             Second: The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its Registered agent at such address is The Corporation Trust Company.

•             Third: The effective date and time of this Certificate of Formation shall be February 5, 2010, 12:01 am EST.

In Witness Whereof, the undersigned has executed this Certificate of Formation this 4th day of February, 2010.

By:	/s/ Douglas J. Grimm
Name:	Douglas J. Grimm
Title:	President